                                                                   EXHIBIT 10(a)

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT ("Lease") is made and entered into effective as of (but not necessarily on) the _____ day of ________, 199__, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and C.I.S., INC., an Oklahoma corporation ("Tenant").

                                  WITNESSETH:

1.  DEFINITIONS.
    -----------

     (a) "Base Rent" shall mean $512,031.00 per annum ($42,669.25 per month), payable as provided in paragraph 5 of this Lease and adjusted as provided in paragraph 6 of this Lease.

     (b) "Basic Costs" shall mean all direct and indirect costs and expenses in each calendar year of operation, maintaining, repairing, managing, and owning One Warren Place, plus One Warren Place's allocable share from time to time of the operating expenses for the Warren Place Common Areas. Basic Costs shall not include the cost of capital improvements, depreciation, interest, and principal payments on mortgage and other nonoperating debts of Landlord. Basic Costs shall however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs, or which are required by governmental authorities.

     (c) "Brokers" shall mean collectively, Koll Management Services, Inc. and Tooman Collins Associates, Inc.

     (d) "Building" shall mean the office building situated on the real property described in Exhibit "B" attached hereto and incorporated herein, commonly known as "One Warren Place".

     (e) "Building Grade" shall mean the type, brand and/or quality of materials Landlord designates from time to time and to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

     (f) "Building Standard Improvements" shall mean those improvements to the Premises described on Exhibit "D" attached hereto and incorporated herein, which Landlord has agreed to provide, subject to Tenant's compliance with requirements set forth in Exhibit "D".

     (g) "Commencement Date" shall mean August 1, 1994.

     (h) "Common Areas" shall mean those areas within the Building devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use and benefit of tenants generally and/or the public.

     (i) "Ground Lease" shall mean the certain Ground Lease under which Landlord derives its interest in the property

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

described on Exhibit "B" attached hereto and which is evidenced of record by Memorandum of Ground Lease, recorded in Book 4619, beginning at page 543, of the records of the County Clerk of Tulsa County, Oklahoma, together with all amendments, extensions, renewals, and replacements of such Ground Lease.

     (j) "Lease Term" shall mean the period of time commencing with the Commencement Date and continuing to and including the last day of the sixtieth
(60th) full calendar month after the Commencement Date.

     (k) "Master Ground Lease" shall mean the certain Master Ground Lease (i) which originally covered, without limitation, all of Warren Place, (ii) which is evidenced of record by Memorandum of Master Ground Lease, recorded in Book 4547, beginning at page 2800, of the records of the County Clerk of Tulsa County, Oklahoma, and (iii) under which the master ground lessee has the right to identify, develop, maintain and use certain "Common Areas", as defined in the Master Ground Lease, for the benefit of Warren Place, together with all amendments, extensions, renewals, and replacements of such Master Ground Lease.

     (l) "Normal Business Hours" shall mean 8:00 a.m. to 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday, exclusive of normal business holidays, as determined by Landlord.

     (m) "One Warren Place" shall mean the property described in Exhibit "B" attached hereto and incorporated herein and the improvements constructed thereon, including, without limitation, the Building.

     (n) "Premises" shall mean all of the space within the Building which is highlighted on the floor plans of the 19th and 18th floors of the Building attached to this Lease as Exhibit "C" and incorporated herein. The Premises contain approximately 42,424 square feet of Rentable Area.

     (o) "Prior Leases" shall mean the certain Lease Agreement dated August 16, 1991, between Landlord and Tenant, as amended by First Amendment to Lease Agreement dated as of September 20, 1991, between Landlord and Tenant, the certain Lease Agreement dated as of April 1, 1992, between Landlord and Tenant, as amended by First Amendment to Lease Agreement dated as of March 31, 1993, and the certain Lease Agreement dated as of September 21, 1993, together with all other amendments, extensions, renewals and replacements of each of such Lease Agreements.

     (p) "Rent" shall mean all sums of money payable by Tenant to Landlord under the terms of this Lease, including, without limitation, Base Rent, additions to Base Rent as provided in paragraph 6, and all other payments to Landlord hereunder.

     (q) "Rentable Area" of the Premises shall mean (i) the "Usable Area" within the Premises (i.e., the gross area enclosed by the surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent

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tenants, the slab penetration line of all walls separating the Premises from
Service Areas, and the corridor side of walls separating the Premises from Common Areas) plus (ii) a pro rata part of the Common Areas within the Building, such pro ration based upon the ratio of the Usable Area within the Premises to the total Usable Area within the Building including the area encompassed by any columns or any other structural elements which provide support to the Premises and/or the Building. Rentable Area shall not include any Services Areas. The Rentable Area in the Building is 453,853 square feet. The stipulated number of square feet of Rentable Areas of the Premises, as set forth in paragraph 1(n), and the Building, as set forth above, are Landlord's current estimates of such Rentable Areas and such figures may be revised, at Landlord's election, if Landlord's architect determines either or both of such estimates to be inaccurate in any material degree after examination of the final drawings of the Premises and the Building.

     (r) "Service Areas" shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of a particular Tenant).

     (s) "Substantially Complete" or "Substantially Completed" or "Substantial Completion" shall mean, with respect to that portion of the Premises located on the 18th floor of the Building, or any part thereof, completion of construction required by the Work Letter to the point that Landlord's Architect (defined in the Work Letter) has issued a Certificate of Substantial Completion.

     (t) "Warren Place" shall mean the real property described in Exhibit "A" attached hereto and incorporated herein and the improvements constructed thereon.

     (u) "Warren Place Common Areas" shall mean the "Common Areas" established from time to time under the terms of the Master Ground Lease.

     (v) "Work Letter" shall mean the certain Work Letter in the form of Exhibit "D" attached hereto and incorporated herein which will be signed by Landlord and Tenant contemporaneously with execution of this Lease.

2.  LEASE GRANT.
    -----------

     (a) The Lease Term shall begin on the Commencement Date and shall continue in force during the Lease Term, unless this Lease is sooner terminated under any other term or provision hereof.

     (b) Subject to Tenant's compliance with the requirements set forth in the Work letter, Landlord will proceed to complete the Work (as defined in the Work Letter). Landlord will endeavor to Substantially Complete the Work on or before the Commencement Date. In the event the Work is not Substantially Completed by the Commencement Date, regardless of cause, Landlord shall not have any liability to Tenant, and the Commencement Date set forth in paragraph 1(g) shall not be affected. Regardless of whether or not the Work is Substantially Completed in any portion of the Premises, there shall not be any abatement of Base Rent, Rent or other Tenant obligations with respect to that portion of the Premises situated on the 19th floor of the Building; provided, however, solely with respect to that portion of the 18th floor of the Building in which Work is not Substantially Completed on the Commencement Date:
(i) if Tenant has not delayed completion of plans for the Work, (ii) if Tenant has not delayed Landlord in its efforts to Substantially Complete the Work,
(iii) if Tenant is not in default hereunder and (iv) if Tenant is not in use or occupancy of such portion of the Premises, then for each day after the Commencement Date that a portion of the Premises on the 18th floor of the Building is not Substantially Completed, the Base Rent per square foot of Rentable Area in such portion of the Premises shall be abated for the same number of days, beginning with the Commencement Date. Landlord's Architect will determine the number of square feet of Rentable Area in that portion of the Premises on the 18th floor of the Building which is not Substantially Complete. If Tenant has delayed completion of plans for the Work or has delayed Landlord's efforts to Substantially Complete the Work or is in default hereunder or is occupying space on the 18th floor in which Work is yet to be completed, then there shall not be any abatement of Base Rent, Rent or other Tenant obligations with respect to such portion of the Premises.

4.  USE.
    ---

     Subject to the restrictions set forth in this paragraph 4, the Premises shall be used and occupied for general office use associated with computer services and for no other purposes. The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease, the Ground Lease, or the Master Ground Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of the policy of insurance carried on the Building or covering its operation, and Tenant will not suffer or permit the Premises or any part thereof to be used in any manner or allow anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of One Warren Place as a high quality office building, or which will impair or interfere with or tend to impair or interfere with any of the services performed by Landlord for One Warren Place or any services performed for the Warren Place Common Areas. Further, Tenant will not make or permit to be made any use of the Premises or any part thereof as a Bank (herein defined), a medical office, a hospital or a clinic. For the purpose of this paragraph the term "Bank" shall mean (i) the principal office of a national banking association chartered under federal law ("National Bank"), the principal office of a state banking corporation chartered under the Oklahoma Banking Code of 1965 [6 O.S. (1991), 101, et seq.] ("State Bank"), the principal office of a savings and loan association ("Savings and Loan Association"), or the principal

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

office of a credit union ("Credit Union"), (ii) branch offices of a National Bank, State Bank, Savings and Loan Association or Credit Union which are providing savings and/or checking facilities, or (iii) a walk-up or drive-in teller or automatic teller facility of a National Bank, a State Bank, a Savings and Loan Association or a Credit Union.

5.  BASE RENT.
    ---------

     (a) At all times during the Lease Term Tenant shall pay to Landlord, without any prior demand or notice and without any deduction, offset or counterclaim whatsoever, the Base Rent and all other sums of money constituting Rent hereunder, and Tenant specifically agrees that its nonpayment of any Rent due hereunder shall entitle the Landlord to exercise all rights and remedies as are herein provided. The annual Base Rent for each calendar year or portion thereof during the Lease Term, together with any estimated adjustment thereto pursuant to paragraph 6 hereof then in effect, shall be due and payable in advance, in twelve (12) equal installments on the first day of each calendar month during the Lease Term, and Tenant hereby agrees to pay such Base Rent and any adjustments thereto to Landlord at Landlord's address set forth herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of the month or terminates on a day other than the last day of a month, then the installments of Base Rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

     (b) In addition to the foregoing Base Rent, Tenant agrees to pay Landlord all charges for any service, goods, or materials furnished by Landlord under this Lease within ten (10) days after Landlord renders a statement therefor to Tenant. Should any monthly installment of Base Rent or other payment due hereunder not be paid on or before ten (10) days after said installment or other payment is due and payable hereunder, then, and in that event, Tenant agrees to pay a late payment charge equal to the amount determined by multiplying twenty percent (20%) per annum by the amount of the unpaid installment or other payment due hereunder, as the case may be, by a fraction the numerator of which is the number of days which elapse after the due date through the date of payment in full of such installment or other payment, as the case may be, together with the late payment charge, and the denominator of which is 365; provided, however, nothing herein contained shall ever entitle Landlord, upon the arising of any contingency whatsoever, to receive or collect any late payment charge hereunder or pursuant to any other provision of this Lease including, but not limited to, paragraph 27 hereof determined, at a rate in excess of the highest lawful rate allowed by the laws of the State of Oklahoma on any money obligation hereunder and in no event shall Tenant be obligated to pay any late payment charge thereon determined at a rate in excess of such lawful rate.

6.  BASE RENT ADJUSTMENTS.
    ---------------------

     The Base Rent payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:

     (a) Tenant's Base Rent is based, in part, upon annual Basic Costs not exceeding the actual Basic Costs for calendar year 1993. Tenant shall pay as an adjustment to Base Rent hereunder an amount (per each square foot of Rentable Area within the Premises) equal to the excess ("Excess") from time to time of
(i) actual Basic Costs per square foot of Rentable Area in the Building over
(ii) the Basic Costs for calendar year 1993 divided by the number of square feet of Rentable Area in the Building; provided, however, for purposes of this Lease, Landlord's calculation of Basic Costs for each year after 1993 will be limited as follows: (A) Landlord will limit increases in each category of expenses, except the tax and insurance categories, to ten percent (10%) of the prior years' total cost; and (B) there shall not be any limit on increases in the tax and insurance expense categories. Landlord may collect such additional Base Rent in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty (30) days' written notice to Tenant may require the monthly payment of Base Rent adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to paragraph 6(b) when actual Basic Costs are available for each calendar year.

     (b) By April 1 of each calendar year during the Lease Term and by April 1 of the year following the calendar year in which the Lease Term terminates, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. If for any calendar year additional Base Rent collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of the additional Base Rent actually due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against Rent due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

     (c) Tenant at its own expense shall have the right no more frequently than once per calendar year, following prior written notice to Landlord, to examine Landlord's books and records relating to Basic Costs, during normal business hours only, and at a time agreed upon by the Landlord and Tenant; or at Landlord's sole discretion, Landlord will provide an audit prepared by an independent certified public accountant.

     (d) Notwithstanding any language herein seemingly to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, Basic Costs and the Excess for purposes of paragraphs 6(a) and 6(b) hereof shall be determined as if the Building had been fully occupied during such year. For the purposes of this Lease, "fully occupied" shall mean occupancy of ninety-five percent (95%) of the Rentable Area in the Building.

7.  SERVICES TO BE FURNISHED BY LANDLORD.
    ------------------------------------

     Landlord agrees to furnish Tenant the following services, if Tenant is not in default:

     (a) Domestic water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided however, heating and air conditioning service at times other than for Normal Business Hours for the Building, shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 p.m. of the prior business day such usage is requested. (For purposes of any such request, the term "business day" shall mean Monday through Friday other than State or Federal holidays. A request for heating or air-conditioning service on a Sunday or at times other than Normal Business Hours on a Saturday must be delivered not later than 3:00 p.m. on the preceding business day, as defined above.) Tenant shall bear the entire cost of such additional service as such costs are determined by Landlord from time to time.

     (b) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

     (c) Janitorial service as contracted by Landlord, Mondays through Fridays, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as Rent upon presentation of a statement therefor by Landlord.

     (d) Subject to the provisions of paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

     (e) All Building Grade fluorescent bulb replacement in the Premises necessary to maintain the lighting provided as a part of the Building Standard Improvements and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

     (f) Security in the form of limited access to the Building during other than Normal Business Hours shall be provided in such form as Landlord deems appropriate. Landlord may require those tenants requesting access to the Building during other than Normal Business Hours to pay a fee for such access partially to reimburse Landlord for the cost of the system which limits after-hours access. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

     The failure by Landlord to any extent to furnish, or the

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interruption or termination of these defined services in whole or in part, shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

8.  IMPROVEMENTS TO BE MADE BY LANDLORD; PAYMENTS REQUIRED OF TENANT.
    ----------------------------------------------------------------

     Simultaneously with execution of this Lease, Landlord and Tenant will sign a Work Letter in the form of Exhibit "D" attached to this Lease. Except as otherwise provided in the Work letter, all installations and improvements now or hereafter placed on the Premises other than or in excess of Building Standard Improvements shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increases in insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as Rent. Tenant shall pay all sums which it is required to pay under the Work Letter.

9.  MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD.
    ----------------------------------------------

     Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises or the Building.

10.  GRAPHICS.
     --------

     Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors in the Premises; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises or elsewhere on One Warren Place, without Landlord's prior written consent. Landlord will install, at Tenant's cost, on the sign monument, located directly north of One Warren Place a single sign provided by Tenant which conforms in all respects to current signage on the sign monument, including size, shape, color and quality and which sign is in all respects acceptable to Landlord, in its sole subjective discretion. Further, Tenant shall not install any signage or lighting whatsoever in or on the Premises, the Building or One Warren Place without Landlord's prior written consent.

11.  CARE OF THE PREMISES BY TENANT.
     ------------------------------

     Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises or any other part of One Warren Place or Warren Place, and at the termination of this Lease agrees to deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted.

12.  REPAIRS AND ALTERATIONS BY TENANT.
     ---------------------------------

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     Tenant covenants and agrees with Landlord, at Tenant's own cost and expense to repair or replace any damage done to Warren Place, One Warren Place, the Building, the Premises, or any part of any of such property, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and such repairs shall restore the damaged property to as good a condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws; provided; however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall pay the cost thereof to Landlord on demand as Rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs anywhere in One Warren Place or the Warren Place Common Areas, without first obtaining written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect. The Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees or contractors doing work or performing services by or on behalf of the Landlord. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises and thereafter to restore Premises. In the event that Landlord so elects, and Tenant fails to remove such Improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring the Building Standard Improvements to the Premises.

13.  USE OF ELECTRICAL SERVICES BY TENANT.
     ------------------------------------

     Tenant's use of electrical services furnished by Landlord shall be subject to the following:

     (a) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Tenant's lighting shall not have a design load greater than an average of two (2) watts per square foot. Collectively, Tenant's equipment and lighting shall not have an electrical design load greater than an average of two and one-half (2-1/2) watts per square foot.

     (b) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per paragraph 13(a), then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Alternatively, upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

     (i) Tenant shall pay for all costs of installation and maintenance of submeters, wiring, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities.

     (ii) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord, which shall be in accordance with any applicable laws.

     (iii) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with the public utility for the supplying of such utility service to the Premises.

14.  PARKING.
     -------

     During the Lease Term, Tenant shall have the nonexclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of One Warren Place's nonreserved, common automobile parking areas (outside the parking garage), driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. No specific designated parking spaces are to be assigned to Tenant. Landlord shall have the right to reserve parking spaces as it elects and to condition use thereof on such terms as it elects. With respect to the One Warren Place parking garage, (a) Tenant will be provided the use of one hundred forty-one (141) non-exclusive and unreserved parking spaces, and (b) Tenant will be provided the use of the fifteen (15) parking spaces in the location shown on Exhibit "G" attached to this Lease and made a part hereof, which fifteen (15) parking spaces shall be marked (in a manner determined by Landlord) "Reserved Parking Only"; provided, however, (i) Landlord shall have the right, from time to time, to relocate the reserved parking spaces to another location in the One Warren Place parking garage, but not on the top level of the One Warren Place parking garage, (ii) Landlord shall have no obligation or responsibility to Tenant for enforcing the reservation of these reserved parking spaces or for patrolling the area in which the reserved parking spaces are located, (iii) Landlord shall have no liability or responsibility to Tenant for the unauthorized use of such reserved parking spaces, and (iv) such authorized use of the reserved parking spaces shall not result in any diminution of Tenant's obligations hereunder and shall not in any way whatsoever affect Landlord's rights and remedies under this Lease. Tenant shall pay as rent for the one hundred forty-one (141) nonexclusive and unreserved parking spaces at the rate of $7.50 per space per month (plus sales tax) during the Lease Term. Tenant shall pay rent for the other fifteen (15) parking spaces in the One Warren Place parking garage which are marked "Reserved Parking Only" at the rate of $20.00 per space per month (plus sales tax) during the first sixty (60) months of the Lease Term and at the rate established under paragraph 3(e) during any renewal period of the Lease Term. All parking in the One Warren Place parking garage shall be subject to rules and regulations for the use thereof as may be prescribed by Landlord from time to time, and Landlord reserves the right to assign or reserve such parking spaces as it may elect, in its sole subjective discretion. Tenant shall not sublease any of its parking spaces or assign any rights thereto. No vehicle in excess of seventy-two (72) inches in height shall be allowed access to the One Warren Place parking garage, and vehicles which are unmoved or abandoned for more than three (3) days will be removed from the One Warren Place parking garage and impounded at Tenant's expense. Tenant shall be responsible for any damage to the One Warren Place parking garage caused by the holder of an access card issued to Tenant which arises from use of the One Warren Place parking garage, including, without limitation, any personal injury, property damage or theft. Tenant shall, upon request of Landlord, execute a parking agreement or parking agreements which further detail Tenant's obligations in regard to the above-referenced parking spaces. With respect to access cards to the One Warren Place parking garage, Tenant covenants and agrees as follows:

     (a) Landlord will issue to Tenant one (1) access card for each of the one hundred fifty-six (156) parking spaces provided to Tenant under the terms of this paragraph 14.

     (b) Only one vehicle per access card shall have access to the One Warren Place parking garage.

     (c) Tenant shall at all times maintain with Landlord a list of access cards held by Tenant, which list shall be in form, scope and substance satisfactory to Landlord, in its sole subjective discretion, and shall identify the individual to whom an access card has been issued, the vehicle used by such individual and the license plate number of such vehicle.

     (d) Tenant shall immediately report to Landlord any lost access card, and Tenant shall pay Landlord's then current charge for a replacement access card, which charge shall not be less than $30.00 per access card at any time.

     (e) In the event of unauthorized or improper use of an access card, as determined by Landlord in its sole judgment, Landlord may, in its sole subjective discretion, (i) withdraw the access card and terminate Tenant's right to use the parking space represented by the access card, all without terminating or otherwise affecting Tenant's responsibilities, obligations and liabilities under the covenants, agreements, terms, conditions and provisions contained in this Lease and (ii) exercise any of Landlord's other rights and remedies against Tenant.

     (f) Each access card shall at all times remain the property of Landlord, and Tenant shall surrender all access cards to Landlord immediately upon termination of this Lease. Notwithstanding termination of this Lease, Tenant shall pay to Landlord for each lost access card Landlord's then current charge for a replacement access card, which charge shall not be less than $30.00 per card at any time.

15.  LAWS AND REGULATIONS.
     --------------------

     Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction of the Premises.

16.  BUILDING RULES.
     --------------

     Tenant will comply with the rules and regulations of One Warren Place adopted and altered by Landlord from time to time and with the rules adopted and altered from time to time for the Warren Place Common Areas, and Tenant will cause all of its agents, employees, invitees and visitors to comply with all such rules. All changes to such rules will be sent by Landlord to Tenant in writing. The current rules and regulations are listed in Exhibit "E" attached to this Lease.

17.  ENTRY BY LANDLORD.
     -----------------

     (a) On reasonable prior notice to the Tenant, Landlord may enter the Premises to exhibit the Premises to prospective Tenants during the last twelve
(12) months of the Lease Term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on One Warren Place or any interest therein and to others having a legitimate interest at any time during the Lease Term.

     (b) Landlord may enter the Premises at any time in the event of an emergency, and otherwise at reasonable times during Normal Business Hours, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to One Warren Place, as may be necessary or desirable for the safety, protection or preservation of the Premises or any other part of One Warren Place or the Landlord's interest therein, or as may be necessary or desirable in the operation or improvement of One Warren Place, or any part thereof, or in order to comply with all laws, orders and requirements of governmental or other authority.

18.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     (a) Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein. Any attempted assignment, sublease, transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void.

     (b) If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease upon thirty (30) days notice and of dealing directly with the proposed assignee. If Landlord should fail to notify Tenant in writing of its decision within a thirty (30) day period after Landlord is notified in writing of the proposed assignment or sublease, Landlord shall be deemed to have refused to consent to any assignment or subleasing, and to have elected to keep this Lease in full force and effect.

     (c) Tenant shall not, without consent of the Landlord, sublet this Lease to the parent or subsidiary of a corporate lessee or assign this Lease in connection with a consolidation, merger, or sale of controlling interest of the Tenant.

     (d) All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the Rent called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in this Lease (all such assignees, sublessees and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such assignment, sale or subletting, in violation of the provisions hereof.

19.  LIENS.
     -----

     Tenant will not permit any mechanics', materialmen's, laborers' or other liens to be placed upon the Premises or any other part of One Warren Place or Warren Place and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, One Warren Place, Warren Place, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics', materialmen's, laborers' or other liens against the Premises, One Warren Place or Warren Place. In the event any such lien is attached to the Premises, One Warren Place or Warren Place, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as Rent.

20.  PROPERTY INSURANCE.
     ------------------

     Landlord shall maintain fire and extended coverage insurance on the building in such amounts as Landlord may from time to time require; provided, however, so long as Metropolitan Life Insurance Company, or any other company having assets of $500,000,000.00, is the owner of the Building, it shall have the right to self-insure against any and all perils and/or liabilities against which it would otherwise be required to insure and it shall also have the right to effect any such insurance by means of so called "blanket" or "umbrella" policies of insurance. Any such insurance shall be maintained at the expense of Landlord (the cost to Landlord being included as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Landlord and the mortgagees of Landlord as their interest shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to paragraph 24 hereof. Tenant shall provide Landlord with current certificates of insurance evidencing Tenant's compliance with this paragraph 20 and paragraph 21. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

21.  LIABILITY INSURANCE.
     -------------------

     Tenant shall, at its expense, maintain a policy or policies of comprehensive general liability insurance with respect to its activities in One Warren Place and Warren Place, with the premiums thereon fully paid on or before due date, issued by and binding upon an insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000.00 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall not be required to maintain insurance against thefts within the Premises, One Warren Place or Warren Place generally. Subject to Landlord's rights to self-insure or provide "blanket" or "umbrella" policies of insurance as set forth in the first sentence of paragraph 20, Landlord shall maintain liability insurance with respect to the Building in the form of one or more policies, such insurance to afford minimum protection of not less than $1,000,000.00 combined single limit coverage of bodily injury, property damage or combination thereof. The cost to Landlord of any such insurance shall be included as a part of the Basic Costs.

22.  INDEMNITY.
     ---------

     Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, invitees, licensees or any other person entering Warren Place or One Warren Place under the invitation of Tenant or arising out of the use of One Warren Place by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury.

23.  WAIVER OF SUBROGATION RIGHTS.
     ----------------------------

     Except as otherwise provided in the next to the last sentence of paragraph 24, Landlord and Tenant each hereby waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause or causes which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in paragraph 20 hereof, regardless of whether such insurance is actually maintained and regardless of the cause or origin, including negligence of the other party hereto, its agents, officers, or employees.

24.  CASUALTY DAMAGE.
     ---------------

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be damaged by fire or other casualty such that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by a casualty affecting the Building) or in the event any mortgagee of Landlord's should require that the insurance proceeds, or any portion thereof, payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building or the Premises, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within the later to occur of ninety (90) days after the date of such casualty or ninety (90) days after the date of receipt of Tenant's notice relating to the Premises. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Premises to substantially the same condition in which they were immediately prior to the happening of the casualty (without regard, however, to alterations made by or on behalf of Tenant, without Landlord's prior written consent), except the Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord in originally constructing the Premises and installing Building Standard Improvements in the Premises, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord for the Building and the Building Standard Improvements in the Premises as a result of the casualty. When Building Standard Improvements in the Premises have been restored by Landlord (to the extent that insurance proceeds actually received by Landlord are sufficient to complete such work), Tenant shall complete, at its sole cost and expense, the restoration of the Premises, including, without limitation, the balance of the Building Standard Improvements not completed by Landlord, the reconstruction of all improvements in excess of Building Standard Improvements and the restoration of Tenant's furniture and equipment. Such work to be performed by Tenant shall not result in any type of mechanic's or materialman's lien affecting the Building, the Premises or any portion thereof and shall result in the reconstruction or restoration of said items by Tenant to a condition that is at least equal in quality to the condition of said items existing prior to such damage or destruction. Landlord shall have no liability to Tenant for the Landlord's termination of the Lease in accordance with the provisions hereof, or for any inconvenience or annoyance to Tenant or injury to the business or property of Tenant resulting in any way from the occurrence of a casualty or the repair of any damage or destruction related thereto, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent, as determined by Landlord, during the time and to the extent the Premises are unfit for occupancy; provided, however, such unfitness for occupancy shall not be construed to constitute an actual or constructive eviction. If the Premises or any portion of One Warren Place be damaged by fire or other casualty resulting from the fault or negligence of

Tenant or any of Tenant's agents, employees, licensees, or invitees, the Rent hereunder shall not be diminished, and regardless of whether this Lease is terminated, Tenant shall be liable to Landlord for the cost of the repair and restoration of the Premises and all other parts of One Warren Place including all tenant improvements in the Building resulting therefrom to the extent such cost and expenses exceed the amount of insurance proceeds actually received by Landlord therefor, and Landlord shall retain all other rights and remedies that Landlord may have at law, in equity or pursuant to this Lease. Anything in this Lease to the contrary notwithstanding, if more than fifteen percent (15%) of the Premises are damaged by fire or other casualty or if all or any portion of the Premises is damaged by fire or other casualty during the last year of the term (excluding the period during any renewal term, unless such fire or casualty occurs during a renewal term) of this Lease, then Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within the later to occur of ninety (90) days after the date of receipt by Landlord of Tenant's notice or within ninety (90) days after the date of such casualty.

25.  CONDEMNATION.
     ------------

     If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If the Lease is not so terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished by an equitable amount, as determined by Landlord, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing Building Standard Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. Subject to the proviso at the end of this sentence, all amounts awarded upon a taking of any part of all of Warren Place or One Warren Place shall belong to Landlord, and Tenant shall not be entitled to, and expressly waives all claims to, any such compensation; provided that if Landlord terminates this Lease based on any such taking, Tenant shall have the right to appear and separately file a claim for a separate award in an amount limited to Tenant's reasonable expenses of moving from the Premises.

26.  DAMAGES FROM CERTAIN CAUSES.
     ---------------------------

     Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, vandalism, malicious mischief, earthquake, flood, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Further, subject to paragraph 34 of this Lease, Landlord shall not be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Warren Place, One Warren Place or the Premises.

27.  EVENTS OF DEFAULT/REMEDIES.
     --------------------------

     (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to comply with any of the terms, provisions or covenants of this Lease or any other agreement between Landlord and Tenant (including, without limitation, the Work Letter), all of which terms, provisions and covenants shall be deemed material; (ii) the leaseholder hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iii) Tenant notifies Landlord, at any time prior to the Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the commencement of the Lease Term or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; (iv) Tenant shall become insolvent or unable to pay its debts as they come due, or Tenant notifies Landlord that it anticipates either condition;
(v) Tenant takes any action or notifies Landlord that Tenant intends to file a petition under any section or chapter of the Bankruptcy Code, as amended from time to time, or under any similar law of statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; (vi) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant; or (vii) Tenant shall default under any of the terms, provisions or covenants of the Sublease.

     (b) Upon the occurrence of any event or events of default by Tenant, whether enumerated in this paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law): (i) terminate this Lease in which case Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and reenter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that

Landlord shall not be liable for any damages resulting to Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

     In the event Landlord elects to reenter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such reentry or repossession and of Landlord's intent to reenter or retake possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of paragraph 30 hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     (c) This paragraph 27 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. Tenant and Landlord hereby agree that no action or inaction by Landlord or its agents, servants or employees, except written notice to Tenant as provided herein or judicial proceedings, shall be sufficient to evidence or effect termination of this Lease.

     (d) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in the Lease or elsewhere. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on One Warren Place, or any interest therein, notice and a reasonable time to cure any default by Landlord.

28.  PEACEFUL ENJOYMENT.
     ------------------

     Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the other terms hereof and the terms of the Ground Lease and Master Ground Lease, provided that Tenant pays the Rent to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Tenant's interest hereunder.
Landlord shall be entitled to
cause Tenant to relocate from the Premises to other space ("Relocation Space") within Warren Place or the Building at any time after reasonable written notice of Landlord's election (not in excess of ninety (90) days) is given to Tenant; provided, however, so long as (a) no default has occurred under the terms of this Lease, and (b) Tenant has not attempted to sublease any part of the Premises or to assign this Lease, Landlord will not exercise its right to relocate Tenant. Any relocation of Tenant pursuant to this paragraph shall be entirely at the expense of Landlord or the third party replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

29.  CERTAIN RIGHTS RESERVED TO THE LANDLORD.
     ---------------------------------------

     The Landlord reserves the following rights:

     (a) To name the Building and to change the name and street address of the Building at any time, without responsibility to Tenant for any advertising, billboards, printed materials or any other items of expense incurred by Tenant in regard to a prior Building name or street address.

     (b) To install and maintain a sign on the exterior and interior of the Building.

     (c) To designate all sources furnishing sign painting and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises or in One Warren Place.

     (d) To constantly have pass keys to the Premises.

     (e) During the last ninety (90) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay Rent for the Premises.

30.  HOLDING OVER.
     ------------

     In the event Tenant or any of its successors in interest hold over the Premises, or any part thereof, after the expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to paragraph 27(b)(ii) hereof, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy at will at a daily Base Rent equal to one-thirtieth (1/30) of an amount equal to two (2) times the most recent Base Rent payable under this Lease, as adjusted pursuant to paragraph 6(a) hereof. All other terms, covenants and conditions of this Lease shall continue to be in full force and effect; provided no holding over by Tenant after the expiration of the Lease Term shall be construed to extend the Lease Term. The Tenant hereby indemnifies and agrees to hold

Landlord harmless against any cost, expense, damages, or other liability, including, without limitation, the cost of defending any claim or action by a third party, resulting from Tenant's continued occupancy of the Premises after the Lease Term.

31.  SUBORDINATION.
     -------------

     Tenant accepts this Lease and the Premises subject and subordinate to the terms of the Ground Lease, the Master Ground Lease, and all future ground leases (except as otherwise specifically provided in any such document), and Tenant further accepts this Lease subject and subordinate to any first mortgage, deed of trust or other lien presently existing or hereafter placed upon the Premises, upon the Building, upon One Warren Place, or upon Warren Place, in whole or in part, and to any renewals, refinancing and extensions thereof; provided, however, any such subordination to a first mortgage, deed of trust or other lien shall be evidenced by a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit "F" attached hereto, which Tenant specifically covenants and agrees to execute and deliver from time to time as may be requested by Landlord. However, Tenant also agrees that any such first mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building, One Warren Place or Warren Place, in whole or in part, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Landlord's permanent lender(s), and such approval is a condition precedent to Landlord's obligations hereunder.
Such lender(s) shall have discretion as to whether or not it shall enter an attornment and nondisturbance agreement with Tenant and as to the form of any such agreement. In the event that Tenant should fail to execute any subordination agreement or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time, within ten (10) days after request by Landlord, execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under the Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall require.

32.  ATTORNEY'S FEES.
     ---------------

     In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay prevailing party's reasonable attorney's fees, all court costs and other reasonable expenses.

33.  NO IMPLIED WAIVER.
     -----------------

     The failure to insist at any time upon the strict performance of any covenant or agreement herein, or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or other Rent due under this Lease shall be deemed to be other than on account of the earliest such Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided or referenced in this Lease.

34.  PERSONAL LIABILITY.
     ------------------

     In no event shall Landlord be liable to Tenant, its employees, agents, invitees or licensees, either for (a) any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomsoever or (b) any consequential damages regardless of causation. With respect to tort claims against Landlord, Landlord shall not be liable to Tenant, its employees, agents, invitees or licensees for any act or omission of Landlord or of its agents or employees, except for actual damages or costs incurred as a direct result or caused directly by the gross negligence or willful misconduct of Landlord (or its agents or employees) in circumstances in which Landlord is deemed to be liable at law, as evidenced by a final non-appealable judgment in a court of law for such acts or omissions and only if such liability cannot be waived by Tenant. Nothing contained in the immediately preceding sentence shall ever be construed as creating liability in excess of that existing at law or, in any event, increasing the liability of Landlord, under theory or cause of action, however denominated, from that existing at law. Further, the liability of the Landlord to Tenant for (a) any default by Landlord under the terms of this Lease or (b) any circumstance in which Landlord is judicially determined to have some liability to Tenant, for whatever reason, shall be limited to the interest of Landlord in the Building and Tenant agrees to look solely to Landlord's interest in the Building for recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

35.  SPRINKLERS.
     ----------

     If there now is or shall be installed in the Building a "sprinkler system", and such a system or any of its appliances shall be damaged or injured or not in proper working order by reason of an act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the Tenant shall immediately notify Landlord in writing, and, within a reasonable period after Landlord's receipt of such notice, Landlord shall have the sprinkler system restored at Tenant's expense, which Tenant shall forthwith pay upon receipt of invoices; and if the Board of Fire Underwriters of Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents, of the Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Landlord shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment.

36.  WAIVER OF BENEFITS.
     ------------------

     Tenant waives the benefits of all existing and future rent control legislation and statutes and any similar governmental rules and regulations, whether in time of war or not, to the extent permitted by law.

37.  MISCELLANEOUS TAXES.
     -------------------

     Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on any part of One Warren Place, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes, as determined by Landlord, within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

38.  NOTICE.
     ------

     Any notice provided for or required in this Lease must, unless otherwise expressly provided in this Lease, be in writing, and may, unless otherwise expressly provided in this Lease, be given or served by depositing the same in the United States mail, postpaid, certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address set forth below or such other address, notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited.

     Landlord:  Metropolitan Life Insurance Company
                Two Lincoln Centre, Suite 1310
                5420 LBJ Freeway
                Dallas, Texas  75240
                Attn:  Regional Manager
                       Real Estate Investments

     With copies to:

                Metropolitan Life Insurance Company
                115 Perimeter Center
                Suite 1050
                Atlanta, Georgia  30346
                Attn:  Vice-President
                       Real Estate Investments

                       and

                Koll Management Services, Inc.
                One Warren Place, Suite 820
                6120 South Yale Avenue
                Tulsa, Oklahoma  74136
                Attn:  Building Manager of
                       One Warren Place

     Tenant:

                C.I.S., Inc.
                One Warren Place, Suite 1900
                6120 South Yale
                Tulsa, Oklahoma  74136

39.  SEVERABILITY.
     ------------

     If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to the persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

40.  RECORDATION.
     -----------

     Tenant agrees not to record this Lease or any Memorandum hereof.

41.  GOVERNING LAW.
     -------------

     This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Oklahoma.

42.  FORCE MAJEURE.
     -------------

     Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

43.  TIME OF PERFORMANCE.
     -------------------

     Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

44.  TRANSFERS BY LANDLORD.
     ---------------------

     Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in One Warren Place and any other property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

45.  BROKERAGE COMMISSIONS.
     ---------------------

     Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than the Brokers and that no broker, agent or other person brought about this transaction, other than the Brokers, Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

46.  EFFECT OF DELIVERY OF THIS LEASE.
     --------------------------------

     Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

47.  BINDING EFFECT.
     --------------

     This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

48.  EXHIBITS.
     --------

     The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

     Exhibit "A" -  Description of Warren Place
     Exhibit "B" -  Description of One Warren Place
     Exhibit "C" -  Floor Plans of Premises

     Exhibit "D" -  Work Letter
     Exhibit "E" -  Rules and Regulations
     Exhibit "F" -  Subordination, Non-Disturbance and
     Attornment Agreement
     Exhibit "G" -  Diagram of Floor in One Warren Place
     Parking Garage showing 15 spaces marked
     "Reserved Parking Only"

49.  INTEGRATED AGREEMENT.
     --------------------

     This Lease contains and constitutes the entire agreement between Landlord and Tenant and supersedes all prior agreements and understandings between the parties to this Lease relating to the subject matter of this Lease. There are no agreements, understandings, restrictions, warranties, representations or inducements between the parties to this Lease relating to the subject matter hereof, other than those set forth in this Lease. This Lease may be amended, modified, supplemented or terminated by a written document signed by the party or parties to be bound, and not by any oral communication or other means.

50.  TERMINATION OF PRIOR LEASES.
     ---------------------------

     Effective as of the Commencement Date, the Prior Leases shall automatically terminate, and Tenant shall not have any further right, title or interest in and to any part of the premises covered by any of the Prior Leases under the terms and provisions of those documents; provided, however, this termination of the Prior Leases does not release or discharge any of the responsibilities, obligations and liabilities of Tenant which accrue, or which are incurred by Tenant, under the Prior Leases before termination thereof.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the date and year first above written.


     "Landlord":    METROPOLITAN LIFE INSURANCE
                    COMPANY, a New York corporation


                    By _________________________________
                       David G. Rogers, Attorney-in-fact

     "Tenant":      C.I.S., INC., an Oklahoma corporation

ATTEST:


_________________   By _________________________________
Printed Name:____      Printed Name:____________________
   ____ Secretary                   ____  President

STATE OF TEXAS    )
                  )  ss.
COUNTY OF DALLAS  )

     This instrument was acknowledged before me on _____, 199__, by David G. Rogers, as Attorney-in-fact of Metropolitan Life Insurance Company, a New York corporation.


                                                    ____________________________
                                                    Notary Public

My Commission Expires:


___________
(SEAL)

STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF TULSA    )

     This instrument was acknowledged before me on _____, 199__, by __________________________, as ______ President of C.I.S., Inc., an Oklahoma
corporation.



                                                     ___________________________
                                                     Notary Public

My Commission Expires:


___________
(SEAL)